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                                                              EXHIBIT 10(k)(ii)

                               INDEMNITY AGREEMENT
                                  RE: CONSENTS

         INDEMNITY AGREEMENT (this "Indemnity Agreement"), executed and delivered on January 11, 1996, by APOLLO REAL ESTATE INVESTMENT FUND, L.P., a Delaware limited partnership, having an office at c/o Apollo Real Estate Advisors, L.P., 1301 Avenue of the Americas, New York, New York 10019 (the "Indemnitor"), in favor of NEW VALLEY CORPORATION, a New York corporation, having an office at 100 S.E. Second Street, 32nd Floor, Miami, Florida 33131 (the "Indemnitee").

                              W I T N E S S E T H:

         WHEREAS, AP Century I, L.P. ("AP-I"), AP Century II, L.P. ("AP-II") and AP Century IX, L.P. ("AP-IX"; together with AP-I and AP-II, collectively, "AP-Century") each have ownership interests in certain real property as more particularly described on "Schedule A" attached hereto and made a part hereof (the "Properties");

         WHEREAS, the real property interest owned by (i) AP-I is currently encumbered by a mortgage/deed of trust (the "Lutheran Mortgage") held by Aid Association for Lutherans (the "Lutheran Lender"), (ii) AP-II is currently encumbered by a mortgage/deed of trust (the "NatWest Mortgage") held by NatWest Bank, N.A. ("NatWest") and (iii) AP-IX is currently encumbered by (a) a mortgage/deed of trust (the "ULLIC Mortgage") held by Union Labor Life Insurance Company ("ULLIC") and (b) a mortgage/deed of trust (the "Commerce Bank Mortgage"; together with the Lutheran Mortgage, the NatWest Mortgage and the ULLIC Mortgage, collectively, the "Senior Mortgages", or individually, each a "Senior Mortgage"), held by National Bank of Commerce ("Commerce Bank"; together with the Lutheran Lender, NatWest and ULLIC, collectively, the "Senior Mortgagees", or individually, each a Senior Mortgagee"), as each such Mortgage is more particularly described on "Schedule B" attached hereto and made a part hereof;

         WHEREAS, pursuant to that certain Purchase and Sale Agreement, dated as of the date hereof, by and between AP-Century, and others, as sellers, and the Indemnitee, as purchaser (the "Purchase Agreement"), AP-Century is transferring its respective ownership interests to the Indemnitee subject to the First Mortgages (the "Conveyance");

         WHEREAS, pursuant to that certain Loan and Security Agreement, dated as of date hereof, by and between AP-Century, and others, as lenders, and the Indemnitee, as borrower (the "Loan Agreement"), AP-Century is providing purchase money financing (the "Loan") to the Indemnitee to be secured by among other things, the Financing Documents (all definitions in the Loan Agreement shall apply in this Indemnity Agreement except where this Indemnity Agreement provides for some other definition of a capitalized term);

         WHEREAS, the Indemnitor wishes to execute and deliver to the Indemnitee this Indemnity Agreement to induce the Indemnitee to consummate the transactions contemplated under the Purchase Agreement and the Loan Agreement.

         NOW, THEREFORE, in consideration of the foregoing, the mutual agreements hereinafter set forth, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Indemnitor hereby agrees with the Indemnitee as follows:
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         SECTION 1. REPRESENTATIONS, WARRANTIES AND INDEMNITIES.

         (a) Representations and Warranties. The Indemnitor represents and warrants to the Indemnitee as follows:

                  (i) The execution, delivery and performance by the Indemnitor of this Indemnity Agreement do not and will not contravene any law or governmental rule, regulation or order which is applicable to the Indemnitor, and no authorization, approval or other action by, and no notice to or filing with, any of the United States of America, the States in which the Properties are located , any political subdivision of any of the foregoing, any agency, department, commission, board, bureau or instrumentality of any of them, or any quasi-public agency established by any of the foregoing including, without limitation, any insurance rating organization or board of fire underwriters which exercises jurisdiction over the Properties (collectively, "Governmental Authority") is required for the due execution, delivery and performance by the Indemnitor of this Indemnity Agreement.

                  (ii) The execution, delivery and performance by the Indemnitor of this Indemnity Agreement do not and will not contravene any contractual restriction which is binding upon or which affects the Indemnitor, and do not and will not result in or require the creation of any lien, security interest or other charge or encumbrance upon or with respect to any properties of the Indemnitor.

                  (iii) The execution, delivery and performance by the Indemnitor of this Agreement has been duly authorized and this Agreement has been duly executed and delivered by Indemnitor.

                  (iv) The Indemnitor is a limited partnership duly formed, validly existing and in good standing under the laws of the State of Delaware and has full partnership power and authority to enter into and perform its obligations under this Indemnity Agreement.

                  (v) This Indemnity Agreement is a legal, valid and binding obligation of the Indemnitor, enforceable against the Indemnitor in accordance with its terms, subject to applicable bankruptcy, insolvency and other laws affecting generally the enforcement of creditors' rights and to general principles of equity.

                  (vi) There is no action, suit or proceeding pending against or otherwise affecting the Indemnitor before any court, arbitrator or Governmental Authority, which would, if adversely determined to Indemnitor, materially adversely affect the financial ability of the Indemnitor to perform the Indemnitor's obligations under this Indemnity Agreement.

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         (b) Indemnities. As to each First Mortgage, from and after the date hereof until the date upon which a First Mortgagee delivers to Indemnitee a written and unconditional (or, if conditional such conditions are satisfied by Indemnitor) consent (and otherwise in form and substance reasonably acceptable to Indemnitee) to the Conveyance, and to the Loan regarding the encumbered property ("Consent"), the Indemnitor shall indemnify, save harmless and defend the Indemnitee from and against any and all damages, losses, liabilities, claims, demands, suits, proceedings, costs and expenses (including, without limitation, reasonable attorneys' fees and disbursements) in connection with any First Mortgagee's exercise or threatened (in writing) exercise of (i) any right to acceleration of payment of principal under its respective First Mortgage and
(ii) any rights under a due on sale or due on further encumbrancing clause, if any, contained in its respective First Mortgage, which exercise arises out of the Indemnitee's and AP-Century's consummation of the transactions contemplated under the Purchase Agreement and/or the Loan Agreement, and which exercise or threatened exercise occurs on or after the date hereof and before delivery to the Indemnitee of a Consent. In the event of any such exercise or threatened exercise, Indemnitor shall defend Indemnitee against such claim and, without limiting Indemnitor's obligations, if any foreclosure of the First Mortgage shall appear imminent, Indemnitor shall immediately satisfy or refinance the First Mortgage (which refinancing shall comply with the Refinancing conditions set forth in the Senior Mortgage(s).

         SECTION 2. DEFENSE OF CLAIMS

         (a) Notice of Claim. The Indemnitee shall notify the Indemnitor, to the extent the Indemnitee has received such notice, of any written claim ("Claim") of legal process asserted by a First Mortgagee alleging wrongdoing by, or liability of, the Indemnitee which may result in a claim for indemnification pursuant to this Indemnification Agreement.

         (b) Defense of Claim. The Indemnitor shall defend such Claim, regardless of the Indemnitor's receipt of notice thereof, at its sole cost and expense and by legal counsel of the Indemnitor's own choosing. The Indemnitee shall cooperate fully in the defense of such Claim and shall make available to the Indemnitor and its legal counsel all pertinent information under the Indemnitee's control relating to the defense of such Claim and/or in the assertion of counterclaims by the Indemnitor.

         SECTION 3. NOTICES, ETC.

         Unless otherwise provided for herein, all notices and other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given (a) when delivered, if sent by registered or certified mail (return receipt requested), (b) when delivered, if delivered personally, or (c) on the following Business Day, if sent by overnight mail or overnight courier, in each case to the parties at the following addresses (or at such other addresses as shall be specified by like notice):

         If to the Indemnitor, at:

         c/o Apollo Real Estate Advisors, L.P.
         1301 Avenue of the Americas, 38th Floor
         New York, New York  10019
         Attention:  William S. Benjamin


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         with a copy to:

         Schulte Roth & Zabel
         900 Third Avenue
         New York, New York  10022
         Attention: Lester M. Bliwise, Esq.

         If to Indemnitee, at:

         New Valley Corporation
         100 S.E. Second Street, 32nd Floor
         Miami, Florida  33131
         Attention: Richard J. Lampen, Esq.

         with copy to:

         c/o Dreyer and Traub LLP
         101 Park Avenue
         New York, New York 10178
         Attention: Gerald N. Schrager, Esq.

The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication within any corporation or firm to the persons designated to receive copies thereof shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication.

         SECTION 4. MISCELLANEOUS.

         (a) Payment. The Indemnitor shall make any payment required to be made hereunder in lawful money of the United States of America and in same day funds to the Indemnitee at its address specified in Section 3 hereof.

         (b) Modification. No provision of this Indemnity Agreement may be waived, changed, amended, modified or discharged without an agreement in writing and signed by the Indemnitor and the Indemnitee, and no waiver of, or consent to, any departure by the Indemnitor from any provision of this Indemnity Agreement shall be effective unless it is in writing and signed by the party against which enforcement of such waiver or consent is sought, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         (c) Severability. Any provision of this Indemnity Agreement which is prohibited or unenforceable in any jurisdiction or prohibited or unenforceable as to any Person shall, as to such jurisdiction or Person, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction or as to any other Person.

         (d) Binding Effect; Assignment; Non-Recourse; No Reliance. This Indemnity Agreement shall (i) be binding upon the Indemnitor and its successors and assigns, and (ii) inure,

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together with all rights and remedies of the Indemnitee hereunder, to the benefit of the Indemnitee, its directors, officers, employees and agents. The parties hereto may not assign or otherwise transfer all or any portion of their rights and obligations under this Indemnity Agreement, to any other person, without the prior written consent of the nonassigning party, which consent must expressly reference this Indemnity Agreement, which may be unreasonably withheld, and any such purported assignment without such prior written consent shall be void and of no effect whatsoever; provided, however, that no consent shall be required for an assignment or other transfer by Indemnitee to a New Valley Permitted Transferee. Notwithstanding anything in this Indemnity Agreement to the contrary, Indemnitor shall not be liable for and shall be released hereunder from any indemnified matter (or any claims thereof) arising after (a) five years from the date hereof; or (b) Consent is received with respect to the Properties (for each Consent received the applicable Indemnitor shall be released from the indemnified matters). The Indemnitee acknowledges and agrees that the Indemnitor's obligations hereunder do not extend to and the Indemnitee does not have and will not have any claims or causes of action in connection with this Indemnity Agreement against any disclosed or undisclosed officer, director, employee, trustee, shareholder, partner, principal, parent, subsidiary or other affiliate of the Indemnitor. Nothing contained in this Indemnity Agreement, expressed or implied, is intended to confer on any person or entity other than the parties hereto (and their permitted assigns) any rights, obligations, liabilities, or remedies.

         (e) Venue. The Indemnitor hereby irrevocably and unconditionally (i) submits for itself and its property in any legal action or proceeding relating to this Indemnity Agreement, or for recognition and enforcement of any judgment in respect thereof, to the exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts thereof, (ii) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court including, without limitation, any objection that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same, (iii) agrees not to commence any legal action or proceeding relating to this Indemnity Agreement in any jurisdiction other than those set forth in clause (i) above, (iv) agrees to service of any and all process in any such action or proceeding to the address set forth in Section 3 hereof, (v) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction and (vi) agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

         (f) Headings. The title of this document and the captions used herein are inserted only as a matter of convenience and for reference and shall in no way define, limit or describe the scope or the intent of this Indemnity Agreement or any of the provisions hereof.

         (g) Governing Law. This Indemnity Agreement shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of New York applicable to contracts made and to be performed in the State of New York.

         (h) Indemnitee covenants and agrees to cooperate reasonably and in good faith and without cost or expense to Indemnitee in the Lenders' efforts to obtain the consent of each Senior Mortgagee to the Conveyance.

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         IN WITNESS WHEREOF, the Indemnitor has duly executed this Indemnity
Agreement as of the date first written above.


                      APOLLO REAL ESTATE INVESTMENT FUND, L.P., a
                      Delaware limited partnership

                      By: Apollo Real Estate Advisors, L.P., a Delaware limited partnership, its general partner

                          By: Apollo Real Estate Management, Inc., a Delaware corporation, its general partner

                               By: /s/ Lee Neibart
                                   ---------------------------------------------
                                       Lee Neibart, Vice President

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STATE OF NEW YORK  )
                   :  ss.:
COUNTY OF NEW YORK )

                  On January 11, 1996 before me personally came Richard J. Lampen, to me known to be the individual who executed the foregoing instrument and, who, being duly sworn by me, did depose and say that he is the Executive Vice President of NEW VALLEY CORPORATION, a New York corporation, and that he executed the foregoing instrument in the name of said corporation and that he had the authority to sign the same, and acknowledged that he executed the same as the act and deed of said corporation.

                                                /s/ Notary Public
                                                ------------------------------
                                                Notary Public
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                       SCHEDULE A TO INDEMNITY AGREEMENT

                             LEGAL DESCRIPTIONS OF

                                WASHINGTON PLAZA

                            CORONADO SHOPPING CENTER

                        UNIVERSITY PLACE SHOPPING CENTER
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                       SCHEDULE B TO INDEMNITY AGREEMENT

                       DESCRIPTIONS OF MORTGAGES HELD BY

                         AID ASSOCIATION FOR LUTHERANS

                               NATWEST BANK, N.A.

                       UNION LABOR LIFE INSURANCE COMPANY

                           NATIONAL BANK OF COMMERCE